EXHIBIT 10.2

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT AND RESTATEMENT AGREEMENT OF

LETTER AGREEMENT N°2 TO AMENDMENT N°10

TO THE A330-900neo PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.
as Seller

and

AIR LEASE CORPORATION
as Buyer

ALC A330-900neo Purchase Agreement – Amendment and Restatement Agreement of Letter Agreement N°2 to Amendment N°10
Ref. CLC – CT2103997	Page 1/8

This amendment and restatement agreement of Letter Agreement N°2 to Amendment N°10 to the Purchase Agreement (hereinafter referred to as the "Restatement Agreement") is entered into as of July _7th__, 2021, between
AIRBUS S.A.S., a Société par Actions Simplifée organised and existing under the laws of the Republic of France, having its registered office at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (the "Seller"),
and
AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A, having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A (the “Buyer”).
The Buyer and the Seller together are referred to as the “Parties”.
WHEREAS:

A.On 03 March 2015, the Buyer and the Seller entered into a purchase agreement with reference CLC-CT1405166 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) A330-900neo aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.On 31 May 2016, the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement with reference CLC-CT1614983 whereby the Buyer [*].

C.On 19 June 2017, the Buyer and the Seller entered into Amendment N°2 to the Purchase Agreement with reference CLC-CT1702508 for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo Aircraft.

D.On 02 October 2017, the Buyer and the Seller entered into Amendment N°3 to the Purchase Agreement with reference CLC-CT1705177 in order to [*].

E.On 27 December 2017, the Buyer and the Seller entered into Amendment N°4 to the Purchase Agreement with reference CLC-CT1709653 for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo Aircraft.

F.On 31 December 2018, the Buyer and the Seller entered into Amendment N°5 to the Purchase Agreement with reference CLC-CT1709653 in order [*].

G.On 27 February 2019, the Buyer and the Seller entered into Amendment N°6 to the Purchase Agreement with reference CLC-CT1901550 in order to [*].

H.On 08 August 2019, the Buyer and the Seller entered into Amendment N°7 to the Purchase Agreement with reference CT1902127 in order to [*].

I.On 18 October 2019, the Buyer and the Seller entered into Amendment N°8 to the Purchase Agreement with reference CT1905423 in order to [*].

J.On 20 December 2019, the Buyer and the Seller entered into Amendment N°9 to the Purchase Agreement with reference CT1909530 in order to [*].

K.On 14 June 2020, the Buyer and the Seller entered into Amendment N°10 to the Purchase Agreement with reference CT2001904 in order to [*].

ALC A330-900neo Purchase Agreement – Amendment and Restatement Agreement of Letter Agreement N°2 to Amendment N°10
Ref. CLC – CT2103997	Page 2/8

L.On 31 August 2020, the Buyer and the Seller entered into Amendment N°11 to the Purchase Agreement with reference CT2004261 in order to [*].

M.On 02 October 2020, the Buyer and the Seller entered into Amendment N°12 to the Purchase Agreement with reference CT2007192 in order to [*].

N.On 24 December 2020, the Buyer and the Seller entered into Amendment N°13 to the Purchase Agreement with reference CT2009708 in order to [*].

The Purchase Agreement, as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

O.The Parties now wish to to amend and restate the Original Letter Agreement (as such term is defined herein) in order to cancel and replace clause 1.1 and clause 1.6 of such Original Letter Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

ALC A330-900neo Purchase Agreement – Amendment and Restatement Agreement of Letter Agreement N°2 to Amendment N°10
Ref. CLC – CT2103997	Page 3/8

1DEFINITIONS AND INTERPRETATION
1.1Except as otherwise defined in this Restatement Agreement, all words and expressions defined in the Revised Letter Agreement (including definitions incorporated by reference to another document) shall have the same respective meanings when used in this Restatement Agreement.
1.2In this Restatement Agreement, the following words and expressions shall, except where the context otherwise requires, have the following respective meanings:
Original Letter Agreement means the Letter Agreement N°2 to Amendment N°10 to the Purchase Agreement, dated 14 June 2020 and entered into between the Buyer and the Seller.
Revised Letter Agreement means the Original Letter Agreement, as amended and restated pursuant to this Restatement Agreement.
Restatement Agreement means this amendment and restatement agreement (including the Schedule 1).

2AMENDMENT AND RESTATEMENT

With effect from the date of this Restatement Agreement, the Original Letter Agreement shall be amended and restated in the form set out in Schedule 1 to this Restatement Agreement.

3MISCELLANEOUS

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Restatement Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

4.    INCONSISTENCY AND CONFIDENTIALITY

4.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Restatement Agreement, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2This Restatement Agreement reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3This Restatement Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5.    COUNTERPARTS

ALC A330-900neo Purchase Agreement – Amendment and Restatement Agreement of Letter Agreement N°2 to Amendment N°10
Ref. CLC – CT2103997	Page 4/8

This Restatement Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6.    LAW AND JURISDICTION

This Restatement Agreement is governed by and shall be construed in accordance with the laws of the State of New York.

The provisions of Clause 22.6 of the Agreement shall apply to this Restatement Agreement as if the same were set out in full herein, mutatis mutandis.

ALC A330-900neo Purchase Agreement – Amendment and Restatement Agreement of Letter Agreement N°2 to Amendment N°10
Ref. CLC – CT2103997	Page 5/8

SCHEDULE 1

FORM OF AMENDED AND RESTATED LETTER AGREEMENT N°2

TO AMENDMENT N°10 TO PURCHASE AGREEMENT

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
June 14th, 2020

Subject : SPECIFIC SUPPORT PROVISIONS

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°10 dated even date herewith (the “Amendment”) to the A330neo Purchase Agreement dated as of March 03, 2015 (the “Agreement”), [*]. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

ALC A330-900neo Purchase Agreement – Amendment and Restatement Agreement of Letter Agreement N°2 to Amendment N°10
Ref. CLC – CT2103997	Page 6/8

1.1    [*]
1.2    [*]
1.3    [*]
1.4     [*]
1.5    [*]
1.6    [*]

2    ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3    LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

ALC A330-900neo Purchase Agreement – Amendment and Restatement Agreement of Letter Agreement N°2 to Amendment N°10
Ref. CLC – CT2103997	Page 7/8

IN WITNESS WHEREOF this Restatement Agreement was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Senior Vice President, Contracts

ALC A330-900neo Purchase Agreement – Amendment and Restatement Agreement of Letter Agreement N°2 to Amendment N°10
Ref. CLC – CT2103997	Page 8/8